Exhibit 10(e)-2

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED
PRIVATE LABEL CONSUMER CREDIT CARD PROGRAM AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED PRIVATE LABEL CONSUMER CREDIT CARD PROGRAM AGREEMENT dated as of February 16, 2010 (“Amendment”), amends that certain Second Amended and Restated Private Label Consumer Credit Card Program Agreement dated as of July 23, 2007 (as amended, modified and supplemented from time to time, the “Agreement”), by and between Ethan Allen Global, Inc., a Delaware corporation (“Ethan Allen Global”), and Ethan Allen Retail, Inc., a Delaware corporation (“Ethan Allen Retail”, and together with Ethan Allen Global, “Retailer”), and GE Money Bank (“Bank”).  Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement.

WHEREAS, Retailer and Bank previously amended the Agreement as of July 25, 2008, to provide for internet transactions; and

WHEREAS, Retailer and Bank now wish to further amend the Agreement in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

I.             AMENDMENT TO THE AGREEMENT

1.1          Amendment to Section 3.5.  Section 3.5 is hereby amended by deleting it in its entirety and replacing it with the following:

Section 3.5            Program Fee Percentages.

(a)           Bank initially will make available under the Program those Program Fee Percentages described on attached Schedule 3.5.

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(c)           If Bank and Retailer agree to offer any additional credit-based promotions not included on Schedule 3.5, Bank will establish in writing, with acknowledgment by Retailer, the Promotional Rate applicable to the calculation of the Program Fee payable by Retailer for qualifying purchases, as well as such other terms and conditions as the parties shall agree.  Bank’s approval of any billing and credit terms for any promotion is not intended to be and will not be construed to be an approval of any materials used in advertising or soliciting participation in such promotions.

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(e)           Any Charge Transaction Data that does not meet the coding requirements (i.e., transaction code or minimum purchase requirements) of any credit-based

ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

promotion will automatically default and be subject to the Base Rate; provided however, that if Bank honors any such incorrectly coded credit-based promotion, Retailer shall pay to Bank the incremental difference between the Program Fee at the Base Rate and the Program Fee applicable to the Promotional Rate honored by Bank.

1.2          Amendment to Section 3.6.  Section 3.6 is hereby amended by deleting it in its entirety and replacing it with the following:

Section 3.6            Interest Rate Adjustor.

(a)           Without limiting Bank’s right to adjust Promotional Rates as set forth in Section 3.5,   *

(b)           For purposes of effecting the above calculation, Bank shall establish the Twelve Month LIBOR           *                   (the “COF Period”) as of the last business day of the                      *                         immediately preceding the COF Period and shall apply the revised Promotional Rates resulting from such calculation within thirty-two (32) days of the beginning of the COF Period.           *                 For the avoidance of doubt, (i) the adjustment (either up or down) to any Promotional Rate pursuant to this Section 3.6 will be in addition to any other prior adjustments (either up or down) made to any Promotional Rate pursuant to Section 3.5, and (ii) no adjustment pursuant to this Section 3.6 shall eliminate any prior adjustments (either up or down) made to any Promotional Rate pursuant to Section 3.5.

(c)           For the purposes of this Agreement, the following terms have the following meanings:

“Base Twelve Month LIBOR” means              *                     .

“Twelve Month LIBOR” means, for any date, the twelve (12) month “London Interbank Offered Rate” (LIBOR) as published in The Wall Street Journal in its “Money Rates” section (or if The Wall Street Journal shall cease to be published or to publish such rates, in such other publication as Bank may, from time to time, specify) on such date, or if The Wall Street Journal is not published on such date, on the last day before such date on which The Wall Street Journal is published whether or not such rate is actually ever charged or paid by any entity.

1.3          New Section 9.2(p).  The following new Section 9.2(p) is hereby added to the Agreement:

(p)           Retailer shall have the right to terminate the Agreement as set forth below if, during any Program Year:

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*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FURNISHED SEPARATELY TO THE COMMISSION

ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

1.4          Amendment to Schedule 3.5.  Schedule 3.5 of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 3.5 attached hereto as Exhibit A.

II.   GENERAL

2.1          Authority for Amendment.  Retailer represents and warrants to Bank that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailer and upon execution by all parties, will constitute a legal, binding obligation of Retailer.

2.2          Effect of Amendment.  Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect.  The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.

2.3          Binding Effect; Severability.  Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure.  In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.4          Further Assurances.  The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

2.5          Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

2.6          Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FURNISHED SEPARATELY TO THE COMMISSION

ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

IN WITNESS WHEREOF, Retailer and Bank have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

RETAILER:	BANK:

ETHAN ALLEN GLOBAL, INC.	GE MONEY BANK

By:	By:
Name:	Name:
Title:	Title:

ETHAN ALLEN RETAIL, INC.

By:
Name:
Title:

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FURNISHED SEPARATELY TO THE COMMISSION

ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

EXHIBIT A

TO AMENDMENT

SCHEDULE 3.5
To
Credit Card Program Agreement

Initial Program Fee Percentages

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*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FURNISHED SEPARATELY TO THE COMMISSION